                 United Wisconsin Services, Inc. & Subsidiaries
                     Federal Income Tax Allocation Agreement
                            For the Periods Starting
                      January 1, 1996 and December 3, 1996


This Consolidated Federal Income Tax Allocation Agreement is entered into this 20th day of December, 1996 to be effective for the taxable periods starting January 1, 1996 for United Wisconsin Services, Inc. (UWSI), United Wisconsin Insurance Company (UWIC), United Wisconsin Proservices, Inc. (UWPS), Compcare Health Services Insurance Corporation (CHSIC), Meridian Managed Care, Inc.
(MMC), Meridian Resource Corporation (MR), Valley Health Plan, Inc. (VHP), AMS HMO Holdings, Inc. (formerly known as United Wisconsin Capital Corporation
(UWCC)), Unity Health Plans Insurance Corporation (Unity), HMO-W, Inc. (HMO-W), Hometown Insurance Services, Inc. (HTWN), United Heartland, Inc. (UHI), and Meridian Marketing Services, Inc. (MMS) and for the taxable period starting December 3, 1996 for American Medical Security Holdings, Inc., American Medical Security, Inc., American Medical Security Insurance Company, Continental Plan Services, Inc., Nurse Healthline, Inc., Accountable Health Plans, Inc. (formerly known as Accountable Health Plans of Texas, Inc.), AMS Provider Partnerships, Inc., Unity HMO of Illinois, Inc., American Medical Security Insurance Company of Ohio, American Medical Security Insurance Company of Georgia.

Now, therefore, in consideration of their mutual promise and other good and valuable consideration, UWSI and each of the above mentioned corporations on its behalf agrees to the attached Federal Tax Allocation Agreement dated December 20, 1996.

In witness whereof, the parties hereto have executed this amendment as of the day and year first above written.

Exhibit I
                                December 20, 1996
               Federal Tax Allocation Agreement for the UWSI Group
                       Effective for the Periods Starting
                       January 1,1996 and December 3,1996

The steps required to determine the federal tax or benefit allocated to each member are as follows:

1. Determine each member's ordinary taxable income and net capital gain for the year (before NOL carryforwards).

     A member with ordinary income and/or net capital gain is charged a tax expense equal to 35% of these amounts.

2. Determine each member's current year net capital loss and current year ordinary loss. If a member's current year losses are used in the consolidated return, the member receives a 35% tax benefit for the use of its current year capital losses and a 35% benefit for the use of its current year ordinary losses.

3. Determine each member's net operating loss (NOL) and capital loss carryforwards that can be utilized in the consolidated tax return. Carryforwards can be utilized in the order of taxable year in which such losses are sustained beginning with the taxable year which ends earliest and applying all losses from taxable years ending on the same date on a pro rata basis. The Separate Return Limitation Year (SRLY) rules also apply in determining whether a loss carryover can be utilized.

     Each member receives a 35% tax benefit if its NOL carryover is used to offset ordinary income. If a capital loss and/or NOL carryover is used to offset current year consolidated capital gain, the member also receives a 35% tax benefit.

4. If a member's ITC credit carryover is utilized in the consolidated tax return, the member receives a tax benefit equal to 100% of the ITC utilized.

5. A member will receive a benefit for 100% of the alternative minimum tax credit attributable to that member that's utilized in the consolidated return. The amount of alternative minimum tax credit of a member utilized in any year is determined in accordance with the rules provided in Proposed Treasury Regulation 1.1502-55(h).

     The amount of the credit attributed to a member for any year is determined in accordance with the rules provided in Proposed Treasury Regulation 1.150255(h).

6.   A member is charged 100% of its ITC recapture for the year.

7. The consolidated environmental tax is allocated to a member in accordance with the following formula:



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     Member's modified alternative minimum taxable income(1)
     Less: $2,000,000 divided by the number of members in the group

                                    x .0012 =

          Member's portion of consolidated environmental tax
     Note that a member with negative modified alternative minimum taxable income will be allocated a tax benefit with respect to the environmental tax

8. A member is allocated alternative minimum tax equal to the alt min credit that's attributed to that member for the year. (See point 5.)

9. Each member's tax charges and tax benefits are totaled resulting in the tax allocation to that member for that period.


_________________________
(1)  As defined in Section 59A(b) of the IRC.

                         United Wisconsin Services, Inc.

               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Vice President & Treasurer



                       United Wisconsin Insurance Company


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer



                       United Wisconsin Proservices, Inc.


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer




                 Compcare Health Services Insurance Corporation


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer



                           Meridian Managed Care, Inc.


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer

                          Meridian Resource Corporation


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer



                            Valley Health Plan, Inc.


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer



                             AMS HMO Holdings, Inc.


               By:/s/ Timothy L. Day
                  ----------------------------------------------------
                    Timothy L. Day
                    Treasurer



                    Unity Health Plans Insurance Corporation


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer



                               HMO-W, Incorporated


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer

                       Hometown Insurance Services, Inc.


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer



                             United Heartland, Inc.


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer



                        Meridian Marketing Services, Inc.


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Treasurer



                    American Medical Security Holdings, Inc.


               By:/s/ Gail L. Hanson
                  ----------------------------------------------------
                    Gail L. Hanson
                    Vice President & Secretary


                         American Medical Security, Inc.


               By:/s/ Timothy L. Day
                  ----------------------------------------------------
                    Timothy L. Day
                    Vice President

                         AMS Provider Partnerships, Inc.


               By:/s/ Timothy L. Day
                  ----------------------------------------------------
                    Timothy L. Day
                    Treasurer



                         Accountable Health Plans, Inc.


               By:/s/ Timothy L. Day
                  ----------------------------------------------------
                    Timothy L. Day
                    Treasurer



                   American Medical Security Insurance Company


               By:/s/ Timothy L. Day
                  ----------------------------------------------------
                    Timothy L. Day
                    Treasurer



                         Continental Plan Services, Inc.


               By:/s/ Timothy L. Day
                  ----------------------------------------------------
                    Timothy L. Day
                    Treasurer



                             Nurse Healthline, Inc.


               By:/s/ Dr. Michael J. Meyer
                  ----------------------------------------------------
                    Dr. Michael J. Meyer
                    Vice President & Secretary

                           Unity HMO of Illinois, Inc.


               By:/s/ Mark R. Minsolff
                  ----------------------------------------------------
                    Mark R. Minsloff
                    Vice President & Secretary



               American Medical Security Insurance Company of Ohio


               By:/s/ Ronald A. Weyers
                  ----------------------------------------------------
                    Ronald A. Weyers
                    Secretary & Treasurer



             American Medical Security Insurance Company of Georgia


               By:/s/ Ronald A. Weyers
                  ----------------------------------------------------
                    Ronald A. Weyers
                    Vice President